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                                                                    EXHIBIT 10.1

                                 AMENDMENT ONE
                                      TO
                        EXECUTIVE EMPLOYMENT AGREEMENT


          THIS AMENDMENT ("Amendment One") is made and entered into as of the 18th day of July 1996, by and between Redman Industries, Inc., a Delaware Corporation ("RII"), Redman Management Services Business Trust, a Delaware business trust and Redman Homes, Inc., a Delaware Corporation (hereinafter, collectively with RII and their respective successors, referred to as the "Company"), and Robert M. Linton (hereinafter referred to as the "Executive").

                                    RECITALS

          WHEREAS, as of January 1, 1995, the Company and Executive executed that certain Executive Employment Agreement (the "Agreement"); and

          WHEREAS, the parties hereto wish to amend the Agreement pursuant to the terms and conditions set forth herein..

                                   AGREEMENTS

          NOW, THEREFORE, in consideration of the premises, the parties hereby covenant and agree as follows:

I.        Reaffirmation of the Agreement.
          ------------------------------

          Except as otherwise expressly provided herein, the Agreement shall remain in full force and effect upon the same terms and provisions contained therein. In case of any conflict between the provisions of this Amendment One and the Agreement, the provisions of this Amendment One shall apply. Any capitalized terms not defined in this Amendment One shall have the meanings given those terms in the Agreement. Upon and after the effectiveness of this Amendment One, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement as amended hereby.

II.       Amendment to the Agreement.
          --------------------------

          The Agreement shall be supplemented and amended as follows:

          1.   Subsection (d) of Section 1 is hereby deleted in its entirety;

          2.   Subsection (k) of Section 1 is hereby deleted in its entirety;

          3. Section 3(a) is hereby amended and restated in its entirety as follows:

               "(a) commencing on the Compensation Start Date, the Executive shall receive an annual salary equal to $215,000, subject to adjustment as provided in subsection (c) below (as so adjusted from time to time, the "Base Salary"), payable monthly;"

          4.   Subsection (b) of Section 3 is hereby deleted in its entirety;

          5. Section 3(c) is hereby amended and restated in its entirety as follows:

               "(c) the Base Salary shall be increased within thirty (30) days after completion of the Company's yearly audit and a report thereon by the Company's independent auditors to the Audit Committee each year during the Employment Period by an amount, if any, determined by the Compensation Committee in its sole discretion;"

          6. Section 3(d) is hereby amended and restated in its entirety as follows:

               "(d) the Executive shall be eligible to receive an annual bonus in an amount determined by the Compensation Committee in its sole discretion, payable on or before thirty (30) days after completion of the Company's yearly audit and a report thereon by the Company's independent auditors to the Audit Committee each year during the Employment Period;"
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          IN WITNESS WHEREOF, this Amendment One has been executed and is effective as of the date first above written.

REDMAN INDUSTRIES, INC.                          ROBERT M. LINTON


By: /S/ Fergus J. Walker                         /S/ Robert L. Linton
    ------------------------                         --------------------
    Fergus J. Walker
    Executive Vice President


REDMAN MANAGEMENT SERVICES REDMAN HOMES, INC.
BUSINESS TRUST


By: /S/Fergus J. Walker                          By: /S/Fergus J. Walker
    ---------------------                            --------------------
Name: Fergus J. Walker                           Name: Fergus J. Walker
      -------------------------                        -------------------------
Title: Executive Vice President                  Title: Executive Vice President
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